SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/x/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CODORUS VALLEY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                               [GRAPHIC OMITTED]

                                 April 5, 2000

Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:

     On behalf of the corporation's Board of Directors, I am pleased to invite you to attend Codorus Valley Bancorp, Inc.'s Annual Meeting of Shareholders to be held on Tuesday, May 16, 2000 at 9:00 a.m., Eastern Time. The location of the annual meeting is the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement and notice of meeting is your proxy and Codorus Valley Bancorp, Inc.'s 1999 Annual Report to Shareholders.

     The principal business of the meeting is to: elect 3 Class A Directors to serve a term of 3 years; approve and adopt the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan; ratify the selection of Ernst & Young LLP as the independent auditors for the 2000 fiscal year; and, transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

     I am delighted that you have invested in Codorus Valley Bancorp, Inc., and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save Codorus Valley Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I look forward to seeing you on May 16, 2000, at the corporation's annual meeting.

                                          Sincerely,

                                          /s/ Larry J. Miller
                                          --------------------------------------
                                          Larry J. Miller
                                          President and Chief Executive Officer

 Codorus Valley Bancorp, Inc., 105 Leader Heights Road, P.O. Box 2887, York, PA
                                   17405-2887
--------------------------------------------------------------------------------

                          CODORUS VALLEY BANCORP, INC.

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000

             ------------------------------------------------------

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that Codorus Valley Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 16, 2000, at 9:00 a.m., Eastern Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, to consider and vote upon the following proposals:

          1. To elect the following individuals as Class A Directors, each to serve a 3 year term:

             o Rodney L. Krebs

             o Dallas L. Smith

             o George A. Trout, D.D.S.

          2. To approve and adopt the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan.

          3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2000.

          4. To transact any other business properly presented at the annual meeting.

     Shareholders of record as of March 16, 2000 are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

     Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save the corporation expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the corporation and attend the annual meeting. Returning your proxy will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

     The corporation's Board of Directors is distributing the proxy statement, form of proxy and Codorus Valley Bancorp, Inc.'s 1999 Annual Report to Shareholders on or about April 5, 2000.

                                          By Order of the Board of Directors,

                                          /s/ Harry R. Swift
                                          -------------------------------------
                                          Harry R. Swift
                                          Secretary

York, Pennsylvania
April 5, 2000

                            YOUR VOTE IS IMPORTANT.
            TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE
              ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED,
                             POSTAGE-PAID ENVELOPE.

                          CODORUS VALLEY BANCORP, INC.
                        CORORUS VALLEY CORPORATE CENTER
                            105 LEADER HEIGHTS ROAD
                            YORK, PENNSYLVANIA 17403

                          NASDAQ TRADING SYMBOL: CVLY

                                PROXY STATEMENT
                      2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000

                Mailed to Shareholders on or about April 5, 2000

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
PROXY STATEMENT

GENERAL INFORMATION. ......................................................................................     1
   Date, Time and Place of the Annual Meeting .............................................................     1
   Description of Codorus Valley Bancorp, Inc .............................................................     1

VOTING PROCEDURES .........................................................................................     2
   Solicitation and Voting of Proxies .....................................................................     2
   Quorum and Vote Required For Approval ..................................................................     3
   Revocability of Proxy ..................................................................................     4
   Methods of Voting ......................................................................................     4

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS. ................................................................     5
   Governance. ............................................................................................     5
   Directors and Executive Officers of Codorus Valley Bancorp, Inc. .......................................     5
   Executive Officers of PeoplesBank ......................................................................     6
   Committees and Meetings of the Corporation's and the Bank's Board of Directors                               6
   Committees of the Bank's Board of Directors ............................................................     7
   Compensation of the Boards of Directors ................................................................     7
   Independent Directors' Deferred Compensation Plan ......................................................     8
   Independent Directors' Stock Option Plan ...............................................................     8

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION .......................................................     8
   Compensation Committee Report ..........................................................................     8
   Chief Executive Officer Compensation ...................................................................     9
   Executive Officers Compensation ........................................................................    10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ...............................................    10

EXECUTIVE COMPENSATION ....................................................................................    11
   Summary Compensation Table .............................................................................    11
   Qualified Stock Options ................................................................................    12
   Option/SAR Grants in Last Fiscal Year ..................................................................    12
   Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values .......................    12
   Stock Incentive Plan ...................................................................................    12
   401(k) Plan ............................................................................................    13
   Employment Contract with Change of Control Provision ...................................................    13
   Change of Control Agreement ............................................................................    14
   Salary Continuation Agreements .........................................................................    14
   Supplemental Retirement Plans ..........................................................................    14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................................................    14

ELECTION OF DIRECTORS .....................................................................................    15
   Qualification and Nomination of Directors ..............................................................    15
   Information as to Nominees and Directors ...............................................................    16

BENEFICIAL OWNERSHIP OF CODORUS VALLEY BANCORP, INC.'S STOCK OWNED BY PRINCIPAL OWNERS AND MANAGEMENT .....    18
   Principal Shareholders .................................................................................    18
   Share Ownership by the Directors, Officers and Nominees ................................................    19

PROPOSAL TO APPROVE AND ADOPT THE CODORUS VALLEY BANCORP, INC. 2000 STOCK INCENTIVE PLAN ..................    20

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...................................................    23

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING .............................................................    23

PERFORMANCE GRAPH .........................................................................................    24

PROPOSALS .................................................................................................    25
   Election of 3 Class A Directors ........................................................................    25
   Approval and Adoption of the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan ....................    25
   Ratification of Ernst & Young LLP, as the Corporation's Independent Auditors ...........................    25

ANNUAL REPORT .............................................................................................    26

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING .....................................................    26

ADDITIONAL INFORMATION.....................................................................................    26

APPENDIX "A" -- CODORUS VALLEY BANCORP, INC. 2000 STOCK INCENTIVE PLAN ....................................   A-1

                                PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                          CODORUS VALLEY BANCORP, INC.
                           TO BE HELD ON MAY 16, 2000

                              GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

     Codorus Valley Bancorp, Inc., a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the board of directors of proxies to be voted at the corporation's annual meeting of shareholders. The annual meeting will be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 16, 2000 at 9:00 a.m., Eastern Time.

     The corporation's principal executive office is located at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. The corporation's telephone number is (717) 747-1519 or (800) 646-1970. All inquiries regarding the annual meeting should be directed to Harry R. Swift, Secretary and General Counsel of Codorus Valley Bancorp, Inc.

Description of Codorus Valley Bancorp, Inc.

     Codorus Valley Bancorp, Inc. was incorporated in October 1986 under Pennsylvania law; and, in March 1987 it became a one-bank holding company pursuant to the Bank Holding Company Act of 1956. PeoplesBank, A Codorus Valley Company and SYC Realty Company, Inc. are the corporation's wholly-owned subsidiaries. PeoplesBank is a Pennsylvania chartered banking institution with deposits insured by the FDIC. PeoplesBank wholly-owns SYC Settlement Services, Inc. and SYC Insurance Services, Inc.

     Included with this proxy statement is a copy of the corporation's annual report to shareholders for the fiscal year ended December 31, 1999. You may obtain a copy of the corporation's annual report for the 1998 fiscal year at no cost by contacting the Chief Financial Officer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887, or by calling (717) 747-1519.

     We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Codorus Valley Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                               VOTING PROCEDURES

Solicitation and Voting of Proxies

     The board of directors solicits this proxy for use at the corporation's 2000 annual meeting of shareholders. The corporation's directors, officers and other employees may solicit proxies in person or by telephone, facsimile, telegraph or mail, but only for use at the annual meeting. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. Codorus Valley Bancorp, Inc. will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The corporation will reimburse these persons for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on Thursday, March 16, 2000, (the voting record date), may vote at the annual meeting. The corporation's records show that, as of the voting record date, 2,340,283 shares of the corporation's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on page 18 for a list of the persons known by the corporation to be the beneficial owner of 5% or more of the corporation's outstanding common stock as of the voting record date.

     If you are also a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, the enclosed proxy will not serve as a voting instruction card for your shares held in the plan. Instead, Norwest Bank Minnesota, N.A., the plan administrator, will provide plan participants with a separate voting instruction card/proxy representing those shares held in the Dividend Reinvestment and Stock Purchase Plan. The separate voting instruction cards must be signed and returned to Norwest or your shares held in the plan will not be voted.

     If your voting instruction card is signed but does not indicate your voting preferences, the plan administrator will vote your shares FOR the 3 nominees for Class A Director and FOR the proposals. Whole and fractional shares credited to your dividend reinvestment account as of March 16, 2000, are included on your voting instruction card.

     By properly completing a proxy, the shareholder appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough as proxy holders to vote his or her shares as specified on the proxy. The proxy holders will vote any signed proxy not specifying to the contrary as follows:

     FOR the election of the following individuals as Class A Directors for a term of 3 years expiring in 2003:

      o Rodney L. Krebs
      o Dallas L. Smith
      o George A. Trout, D.D.S.

      FOR the approval and adoption of the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan; and

      FOR the ratification of the selection of Ernst & Young LLP as the corporation's independent auditors for the fiscal year ending December 31, 2000.

     Codorus Valley Bancorp, Inc.'s board of directors proposes to mail this proxy statement to the corporation's shareholders on or about April 5, 2000.

Quorum and Vote Required For Approval

     Codorus Valley Bancorp, Inc.'s Articles of Incorporation authorize the corporation to issue up to 10,000,000 shares of common stock, par value $2.50 per share.

     At the close of business on March 16, 2000, the corporation had 2,340,283 shares of common stock issued and outstanding. The corporation's common stock is the only issued and outstanding class of stock.

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's Bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote (meaning a majority of the number of shares outstanding on the voting record date) is required to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum. However, the proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is required to elect the director candidates. The proxy holders will not cast votes for or against any director candidates where the broker withheld authority. Cumulative voting rights do not exist for the election of directors. Each share of common stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each of the 3 Class A Director nominees.

     Assuming the presence of a quorum, the affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is required to approve and adopt the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan. Abstentions and broker non-votes do not constitute "votes cast" and, therefore, do not count either FOR or AGAINST the plan's approval. However, abstentions and broker non-votes have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

     Assuming the presence of a quorum, the affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is required to ratify the selection of independent auditors. Abstentions and broker non-votes do not constitute "votes cast" and, therefore, do not count either FOR or AGAINST ratification. However, abstentions and broker non-votes have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

Revocability of Proxy

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     o delivering written notice of the revocation or delivering a properly executed later-dated proxy to Harry R. Swift, Secretary of Codorus Valley Bancorp, Inc., at Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania, 17403 or by mailing the notice or proxy to Harry R. Swift, Secretary, at Codorus Valley Bancorp, Inc., P.O. Box 2887, York, Pennsylvania 17405-2887; or

     o attending the meeting and voting in person after giving written notice to the Secretary of Codorus Valley Bancorp, Inc.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Harry R. Swift, Secretary, at (717) 747-1519 or (800) 646-1970.

Methods of Voting

     Voting by Proxy
     ---------------

     o Mark your selections.

     o Date your proxy and sign your name exactly as it appears on your proxy.

     o Mail the proxy to Norwest Bank Minnesota, N.A. in the enclosed postage-paid envelope.

     Voting in Person
     ----------------

     o Attend the annual meeting and show proof of eligibility to vote.

     o Obtain a ballot.

     o Mark your selections.

     o Date your ballot and sign your name exactly as it appears in the corporation's transfer books.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The board of directors oversees all of the corporation's business, property, and affairs. The chairman and officers keep the members of the board informed of the corporation's business through discussions at board meetings and by providing them reports and other materials. The members also keep themselves informed by attending board and committee meetings.

     During 1999, the corporation's board of directors held 11 meetings and the bank's board of directors held 25 meetings. Each director attended at least 75% of the combined total number of meetings of the corporation's and the bank's boards and the committees of which he or she was a member.

Directors and Executive Officers of Codorus Valley Bancorp, Inc.

     The following table sets forth (in alphabetical order) selected information about the corporation's directors and executive officers. The officers are elected by the board of directors and each holds office at the board's discretion.

                                                                                        POSITION      AGE AS OF
              NAME                                      POSITION                       HELD SINCE   MARCH 16, 2000
              ----                                      --------                       ----------   --------------
D. Reed Anderson, Esq.                         Class C Director                           1994            57
M. Carol Druck                                 Class B Director                           1988            51
MacGregor S. Jones                             Class C Director                           1993            54
Barry A. Keller                                Class B Director                           1986            66
                                               Vice Chairman of the Board                 1994
Rodney L. Krebs                                Class A Director                           1988            59
                                               Treasurer                                  1990
Larry J. Miller                                Class C Director                           1986            48
                                               President                                  1986
                                               Chief Executive Officer                    1986
Dallas L. Smith                                Class A Director                           1986            54
George A. Trout, D.D.S.                        Class A Director                           1986            65
                                               Chairman of the Board                      1994
Donald H. Warner                               Class B Director                           1990            61
                                               Vice President                             1993
Harry R. Swift, Esq.                           Secretary                                  1998            52
                                               Vice President                             1998
                                               General Counsel                            1997
Jann Allen Weaver                              Assistant Treasurer                        1991            50
                                               Assistant Secretary                        1991
                                               Chief Financial Officer                    1989

Executive Officers of PeoplesBank

     The following table sets forth (in alphabetical order) selected information about the bank's executive officers, each of whom is elected by the bank's board of directors and each of whom holds office at the board's discretion.

                                                                                        POSITION      AGE AS OF
              NAME                                      POSITION                       HELD SINCE   MARCH 16, 2000
              ----                                      --------                       ----------   --------------
Barry A. Keller                                Chairman of the Board                      1994            66

Larry J. Miller                                President                                  1981            48
                                               Chief Executive Officer                    1981

Harry R. Swift, Esq.                           General Counsel                            1997            52
                                               Executive Vice President                   1999
                                               Cashier                                    1999

George A. Trout, D.D.S.                        Vice Chairman of the Board                 1989            65

Jann Allen Weaver                              Chief Financial Officer                    1989            50
                                               Senior Vice President                      1994

Committees and Meetings of the Corporation's and the Bank's Board of Directors

     The corporation's board of directors has, at present, no standing committees, except the audit committee, which jointly serves the corporation and the bank. The corporation does not maintain a compensation or a nominating committee. A shareholder who intends to nominate a candidate for election to the board of directors must provide written notice to the corporation's Secretary in accordance with the informational requirements of Section 10.1 of the corporation's bylaws. The shareholder's notice must be delivered or received at the corporation's principal executive office not less than 90 days prior to the anniversary date of the preceding shareholder meeting called for the election of directors.

     During 1999, the bank's board of directors maintained 5 standing committees: executive, audit, trust and investment services, asset-liability
(ALCO) and marketing steering. The function and composition of each of these committees is described below.

EXECUTIVE:         This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and to pass on loans presented for discount between regularly scheduled board meetings. This committee did not meet in 1999. All matters were considered by the entire board of directors. Barry A. Keller chairs this committee.

AUDIT:             This committee jointly serves the corporation and the bank. It recommends the outside auditor for each fiscal year and oversees the bank's audit function. This committee is also the source for reports concerning factual conflicts of interest. It reviews circumstances regarding conflicts of interest and reports to the full board of directors. This committee met 4 times in 1999. MacGregor S. Jones chairs this committee.

TRUST AND          This committee provides general oversight and supervises the operation of the bank's trust
INVESTMENT         and investment services division. This committee met 12 times in 1999. D. Reed Anderson
SERVICES:          chairs this committee.

ASSET-LIABILITY:   This committee reviews the bank's asset-liability and interest rate risk management. This committee met 7 times in 1999. Larry J. Miller chairs this committee.

MARKETING          This committee provides broad oversight and guidance to the bank's marketing activities. Its
STEERING:          goals are to increase the bank's identity in the marketplace, increase market share and profitability. This committee met 11 times in 1999. Cheryl L. Keener chairs this committee.

                  COMMITTEES OF THE BANK'S BOARD OF DIRECTORS

                                                                                            MEETINGS HELD
            COMMITTEE                                      MEMBERS                             IN 1999
---------------------------------------------------------------------------------------------------------
Executive                          Barry A. Keller, chair, MacGregor S. Jones, Larry J.            0
                                   Miller, George A. Trout, D.D.S., and Donald H. Warner
---------------------------------------------------------------------------------------------------------
Audit                              MacGregor S. Jones, chair, Rodney L. Krebs, and Dallas          4
                                   L. Smith
---------------------------------------------------------------------------------------------------------
Trust and Investment Services      D. Reed Anderson, chair, M. Carol Druck, and Donald H.         12
                                   Warner
---------------------------------------------------------------------------------------------------------
Asset-Liability                    Larry J. Miller, chair, George A. Trout, D.D.S., and            7
                                   non-directors Todd A. Tyson, and Jann A. Weaver
---------------------------------------------------------------------------------------------------------
Marketing Steering                 Cheryl L. Keener, non-director chair, D. Reed Anderson,        11
                                   Esq., MacGregor S. Jones, and non-directors James W.
                                   Coombes, Stephanie R. Covahey, Kent A. Ketterman, and
                                   Jann A. Weaver
---------------------------------------------------------------------------------------------------------

Compensation of the Boards of Directors

     In 1999, members of the corporation's board of directors were not paid for attendance at board meetings or committee meetings. The bank does not compensate employee directors for attendance at board of directors meetings or committee meetings.

     In 1999, the bank's non-employee directors were compensated for their services rendered as follows:

     o a monthly retainer of $600;

     o directors fees of $350 for each regular or special meeting attended; and

     o committee meeting fees paid at the rate of $100 per hour for attendance.

     The bank's chairman of the board received a monthly retainer of $700 in 1999. In addition, the bank paid life insurance premiums on behalf of the non-employee bank directors, which amounted to $1,891 in 1999. In the aggregate, the bank paid $129,241 to the board of directors, which does not include $7,200 deferred by Mr. Keller and $8,250 deferred by Dr. Trout, pursuant to the Independent Directors' Deferred Compensation Plan.

Independent Directors' Deferred Compensation Plan

     The corporation maintains a deferred compensation plan for non-employee, or "independent", directors. Plan participants may elect to defer receipt of compensation in order to gain certain tax benefits under Internal Revenue Code
Section 451. This plan is not funded by the corporation.

Independent Directors' Stock Option Plan

     The corporation maintains the Codorus Valley Bancorp, Inc. 1998 Independent Directors Stock Option Plan. The corporation's shareholders approved the plan at the 1998 annual meeting and the Board of Directors originally reserved 100,000 shares, or 105,000 shares as of December 31, 1999, as adjusted for stock dividends, for issuance under the plan. The purposes of the plan are to advance the corporation's and the bank's development, growth and financial condition by providing additional incentives to non-employee members of the corporation's board of directors by encouraging them to acquire stock ownership in the corporation and to secure, retain and motivate non-employee directors.

     Directors who are not employees of the corporation or its subsidiaries are eligible to receive awards under the plan. Pursuant to the terms of the plan, each non-employee director who attended at least 75% of the total number of board of directors and committee meetings during the previous fiscal year is granted non-qualified stock options at each annual reorganization meeting of the corporation. The first award under the plan was made at the 1998 organization meeting. The purchase price of common stock subject to each stock option granted is the fair market value at the time of grant. The recipient may exercise these stock options for 10 years from the grant date. As of December 31, 1999, the corporation had granted 49,600 non-qualified stock options under this plan.

                          BOARD OF DIRECTORS REPORT ON
                             EXECUTIVE COMPENSATION

Compensation Committee Report

     The corporation's board of directors governs the corporation and its subsidiaries. In fulfilling its fiduciary duties, the board of directors endeavors to act in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and its subsidiaries. To accomplish the corporation's strategic goals and objectives, the board of directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The board of directors fulfills part of its strategic mission through the compensation of these individuals. The bank, the corporation's wholly-owned financial subsidiary, provides compensation to the corporation's and the bank's directors and employees.

     The corporation seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The entire board of directors (comprised of the individuals named below) administers the compensation program. The board seeks to establish a fair compensation policy to govern the executive officers base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the corporation's products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation's shares.

     The board reviews and annually approves the compensation of the corporation's and the bank's top executives, including the chief executive officer, executive vice president, general counsel, chief financial officer, senior vice president, and all other vice presidents. As a guideline in determining base salaries, the board uses information composed of a Pennsylvania bank peer group. This peer group of banks with assets of $200 million to $500 million is different than the peer group used for the performance graph. The peer group on the performance graph includes bank holding companies and banks listed on NASDAQ, which may not be located in Pennsylvania. The corporation uses Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

     The board of directors does not deem Section 162(m) of the Internal Revenue Code (the IRC) to be applicable to the corporation at this time. The board of directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the board of directors intends to amend the corporation's and the bank's compensation policies to preserve the deductibility of the compensation payable under the policies.

Chief Executive Officer Compensation

     The board of directors determined that the chief executive officer's 1999 compensation of $180,000, a 2.9% increase in compensation from 1998 was appropriate in light of the following 1999 Codorus Valley Bancorp, Inc. accomplishments: successful completion of the annual business plan, formation and operation of SYC Settlement Services, Inc., technological advancements, and completion of other long term strategic initiatives. No direct correlation exists between the chief executive officer's compensation, the chief executive officer's increase in compensation, and any of the above criteria, nor does the board give any weight to any of the above specific individual criteria. The board subjectively determines the increase in the chief executive officer's compensation based on a review of all relevant information.

Executive Officers Compensation

     The board of directors increased the 1999 compensation of the corporation's and the bank's executive officers by approximately 4.1% over 1998 compensation. The board determined these increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the board considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the board, in its analysis, attribute specific weight to any such criteria. The board makes a subjective determination after review of all relevant information, including the above.

     In addition to base salary, the corporation's and the bank's executive officers may participate in annual and long-term incentive plans, including the bank's 401(k) plan and the corporation's stock incentive plan. (See pages 12 and 13 for more information.)

     General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the corporation's and the bank's employees. The board reviews individuals annually on their anniversary date of hire and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

     This report is furnished by Codorus Valley Bancorp, Inc.'s board of directors, which performs the functions of a compensation committee.

                               BOARD OF DIRECTORS

D. Reed Anderson, Esq.       Barry A. Keller        Dallas L. Smith

M. Carol Druck               Rodney L. Krebs        George A. Trout, D.D.S.

MacGregor S. Jones           Larry J. Miller        Donald H. Warner


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Larry J. Miller, President and Chief Executive Officer of the corporation and the bank, participated in the discussion relating to the compensation of all bank employees; but, he neither participates in conducting his own review nor takes part in determining his own compensation.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with regard to the annual compensation for service in all capacities to the corporation and to the bank for the fiscal years ended December 31, 1999, 1998, and 1997 for those persons who were, at December 31, 1999:

     o the chief executive officer; and

     o the other four most highly compensated executive officers of the corporation and of the bank, to the extent that these persons total annual salary and bonus exceeded $100,000.

                                                    SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          LONG-TERM COMPENSATION
                                        ANNUAL COMPENSATION                                 SECURITIES UNDER-
      NAME AND                                          OTHER ANNUAL     RESTRICTED STOCK     LYING OPTIONS/
 PRINCIPAL POSITION   YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)     AWARD(S) ($)        SARS (#)(1)       LTIP PAYOUTS ($)
---------------------------------------------------------------------------------------------------------------------------------
Larry J. Miller,      1999     172,432         0              0                  0                 3,000                 0
President and Chief   1998     167,003         0              0                  0                 4,200                 0
Executive Officer of  1997     155,161         0              0                  0                30,870                 0
the corporation and
the bank

Harry R. Swift,       1999     146,251       500              0                  0                 1,500                 0
Secretary, General    1998     137,560         0              0                  0                 2,100                 0
Counsel and Vice      1997         N/A        --             --                 --                    --                --
President of the
corporation, General
Counsel, Executive
Vice President and
Cashier of the bank
------------------------------------------------------------------------------------------------------------------------------


      NAME AND         ALL OTHER COMPEN-
 PRINCIPAL POSITION   SATION($)(2)(3)(4)
--------------------
Larry J. Miller,             16,901
President and Chief          16,125
Executive Officer of         14,941
the corporation and
the bank
Harry R. Swift,               8,964
Secretary, General            9,476
Counsel and Vice                 --
President of the
corporation, General
Counsel, Executive
Vice President and
Cashier of the bank
--------------------

(1) As adjusted for all stock dividends paid through December 31, 1999.

(2) Includes bank contributions to the 401(k) plan on behalf of Mr. Miller of $4,593, $4,421, and $3,107 for 1999, 1998 and 1997, respectively.

(3) Includes life insurance premiums paid on behalf of Mr. Miller of $478, $1,432, and $1,562 for 1999, 1998 and 1997, respectively; and life insurance premiums paid on behalf of Mr. Swift of $505 and $1,226 for 1999 and 1998, respectively.

(4) Includes the payment of club dues in the amount of $1,080 for 1999 and $1,020 for each of 1998 and 1997; as well as a car for Mr. Miller, valued at $10,750 for 1999 and $9,252 for each of 1998 and 1997. Also includes a vehicle for Mr. Swift valued at $8,459 in 1999 and $8,250 in 1998.

Qualified Stock Options

     The following table sets forth information relating to the corporation's grants of qualified stock options to the executives named in the preceding table during 1999, pursuant to the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                             POTENTIAL
                                                                                                            REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                                                                           ANNUAL RATES
                                                 NUMBER OF      % OF TOTAL                                OF STOCK PRICE
                                                 SECURITIES    OPTIONS/SARS                              APPRECIATION FOR
                                                 UNDERLYING     GRANTED TO    EXERCISE OR                   OPTION TERM
                                                OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------
                     NAME                       GRANTED (#)    FISCAL YEAR      ($/SH)         DATE      5% ($)    10% ($)
                     ----                      ------------   ------------   -----------   ----------   -------   -------
                     (A)                            (B)            (C)            (D)          (E)         (F)       (G)
Larry J. Miller                                    3,000/0        27.27          17.562      12/27/09     33,120    83,970
Harry R. Swift                                     1,500/0        13.64          17.562      12/27/09     16,560    41,985

     The following table sets forth information relating to the exercise of and year end value of qualified stock options granted to the executives named above.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                          NUMBER OF SECURITIES
                                      SHARES                            UNDERLYING UNEXERCISABLE        VALUE OF UNEXERCISED
                                    ACQUIRED ON                               OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
                                     EXERCISE            VALUE              AT FY-END (#)(1)             AT FY-END ($)(1)(2)
               NAME                     (#)          REALIZED ($)       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
               ----                 -----------     ---------------     -------------------------     -------------------------
               (A)                      (B)               (C)                      (D)                           (E)
Larry J. Miller                         -0-               -0-              16,758/35,203                 55,302/43,053
Harry R. Swift                          -0-               -0-               2,100/1,500                      0/282

------------------
(1) As adjusted for all stock dividends paid through December 31, 1999.

(2) The fair market value of the corporation's common stock on December 31, 1999 was $17.75 per share.

Stock Incentive Plan

     The corporation maintains the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan. The corporation's shareholders approved the plan at the 1996 annual meeting in order to advance the corporation's and its subsidiaries' development, growth and financial condition. The corporation originally reserved 50,000 shares under the plan, or 75,711 shares as of December 31, 1999, as adjusted for stock dividends. The plan provides for awards of qualified stock options and non-qualified stock options to officers and is administered by a disinterested committee of the corporation's board of directors. In 1999, 11,000 qualified stock options were granted under the plan. As of December 28, 1999, all shares reserved under this plan had been awarded.

401(k) Plan

     The bank maintains and sponsors a defined contribution 401(k) savings and investment plan. The 401(k) plan is administered by trustees designated by the 401(k) plan sponsor. The 401(k) plan trustees are Larry J. Miller, President and Chief Executive Officer of the corporation and the bank and Connie E. Sohnleitner, Vice President/Human Resources Division of the bank. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     Each bank employee who attains the age of 21, successfully completes any probationary period(s) and, if part time, completes 1,000 hours of service per year may participate in the 401(k) plan. An eligible employee may elect to contribute certain portions of salary, wages, bonus (other than year-end bonus), or other direct remuneration to the 401(k) plan. Generally, eligible employees may not contribute more than 20% of their compensation. In 1999, 1998 and 1997, the bank matched 50% of the first 6% of the employee's contributions. The bank's contributions to the 401(k) plan for each participant vest in 3 years from plan enrollment. The employee's contributions to the 401(k) plan vest immediately. The bank incurred expenses of $57,000, $58,000, and $51,000, for financial reporting purposes during 1999, 1998 and 1997, respectively, in connection with the 401(k) plan.

Employment Contract with Change of Control Provision

     In 1993, the corporation, the bank and Larry J. Miller, President and Chief Executive Officer of the corporation and the bank, entered into an employment agreement for a term of 3 years, which term renews automatically for an additional 12 months at the end of each calendar year unless the corporation and the bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's positions and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

     Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the corporation and of the bank and as a member of the boards of directors of the corporation and of the bank. Pursuant to his employment agreement, Mr. Miller was entitled to an annual direct salary of $180,000 in 1999. This salary may be increased in subsequent years as the board of directors deems appropriate. In addition, the boards of directors of the corporation and the bank have discretion to pay a periodic bonus to Mr. Miller. Mr. Miller is not entitled to receive director's fees or other compensation for serving on the corporation's or the bank's board of directors or their committees. Mr. Miller is also entitled to receive the employee benefits made available to bank employees and to use a vehicle provided by the bank.

     As amended in October 1997, the agreement with Mr. Miller provides that if his employment is terminated by the corporation or the bank, due to death, disability or "for cause", then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by the corporation or the bank other than pursuant to death, disability or "for cause", then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for "good reason", then he is entitled to an amount equal to his direct annual salary. As amended in 1997, if Mr. Miller's employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to 2.99 times his then current direct annual salary and will continue his eligibility to participate in all employee benefit plans and programs in which he was previously entitled to participate.

Change of Control Agreement

     On October 1, 1997, the corporation, the bank and Harry R. Swift, Secretary, General Counsel and Vice President of the corporation and General Counsel, Executive Vice President and Cashier of the bank, entered into a change of control agreement that provides certain benefits to Mr. Swift in the event of a change of control. The agreement becomes operative only upon a change in control of the corporation or the bank or other specified event. The initial term of the agreement is 39 months and each subsequent term consists of a 36 month period, which term automatically renews for an additional 12 months at the end of each calendar year unless the corporation and the bank provide written notice to Mr. Swift of non-renewal. The agreement specifies payments upon termination as of the date of the change of control at not less than 2 times Mr. Swift's then current annual direct salary.

Salary Continuation Agreements

     On October 1, 1998, the bank entered into salary continuation agreements with Larry J. Miller and Harry R. Swift, respectively. These agreements provide for certain payments to these named executives following the executive's normal retirement date and continuing for 239 and 179 months, respectively. The agreements contain provisions for early retirement, disability benefits, death benefits and payments on specified changes of control. The agreements also contain non-competition provisions.

Supplemental Retirement Plans

     In 1998, the bank provided group term life insurance replacement plans for specific executive officers. These plans are the funding vehicle for payments to the executives upon certain specified events. The specified events include a change of control and the executive's normal retirement. In addition, the bank provided a director approved group term life insurance replacement plan for the benefit of the corporation's directors. This plan provides for payments to accrue to the directors following termination of their service as a member of the board of directors. These supplemental retirement plans replaced, in part, other insurance coverages.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The corporation and the bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of the corporation or the bank, or any associate of the foregoing persons, with the exception of that disclosed below. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other bank customers.

     Total loans outstanding from the bank at December 31, 1999, to the corporation's and the bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $2,100,979, or approximately 8.3% of the bank's total equity capital. The bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collection or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1999 to officers and directors of the corporation and the bank as a group was $3,437,436. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 16, 2000, to the above described group was $2,050,274.

     In 1999, on behalf of the bank, Director Druck's realty firm sold one of the bank's other real estate owned (OREO) properties and earned a $1,200 commission. Director Druck was entitled to a portion of the commission paid.

                             ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     Section 10.2 of the corporation's bylaws authorizes the number of directors to be not less than 5 nor more than 25. The bylaws provide for 3 classes of directors with staggered 3 year terms of office. The board of directors may, from time to time, fix the number of directors and their respective classifications. All candidates for director must be at least 21 years of age. No director may continue to serve after he or she attains the age of 70 years. Each director must hold solely, in his or her name, at least 100 shares of common stock, which shares must be free of any liens or other encumbrances.

     The board of directors nominated the 3 persons named below to serve as Class A Directors until the 2003 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the board of directors and all have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, pursuant to Section 11.1 of the corporation's bylaws, a majority of the board of directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the corporation's bylaws, the board of directors is divided into 3 classes whose terms expire at successive annual meetings. Therefore, the corporation maintains a classified board with staggered 3 year terms of office. Currently, Class A consists of 3 directors, Class B consists of 3 directors, and Class C consists of 3 directors. Shareholders will elect 3 Class A Directors at the annual meeting to serve for a 3 year term that expires at the corporation's 2003 annual meeting.

     The proxy holders intend to vote all proxies for the election of each of the 3 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The board of directors proposes the following nominees for election as Class A Directors at the annual meeting:

    o Rodney L. Krebs
     o Dallas L. Smith
     o George A. Trout, D.D.S.

     The board of directors recommends that shareholders vote FOR the proposal to elect the 3 nominees listed above as Class A Directors.

Information as to Nominees and Directors

     Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on page 19.

CURRENT CLASS A DIRECTORS (to serve until 2000)
   AND
NOMINEES FOR CLASS A DIRECTORS (to serve until 2003)

Rodney L. Krebs                    Mr. Krebs, age 59, has served as the corporation's Treasurer since 1990 and has been a member of the corporation's and the bank's board of directors since
                                   1988. Mr. Krebs is the President of Springfield Contractors, Inc., a heavy equipment/earth moving firm located near Glen Rock, Pennsylvania.

Dallas L. Smith                    Mr. Smith, age 54, served as the corporation's Secretary from January 1994 to
                                   May 1999. He has served as a bank director since 1983 and as a corporation director since 1986. He is the President of Bruce V. Smith, Inc., a retail furniture corporation located in Jacobus, Pennsylvania.

George A. Trout, D.D.S.            Dr. Trout, age 65, has served as the corporation's Chairman since January
                                   1994. Dr. Trout has served as the bank's Vice Chairman since 1992. He has been a member of the bank's board of directors since 1975 and of the corporation's board since 1986. Dr. Trout is a retired dentist.

                 BOARD OF DIRECTORS -- CONTINUING AS DIRECTORS

CLASS B DIRECTORS (to serve until 2001)

M. Carol Druck                     Ms. Druck, age 51, has been a member of the corporation's and the bank's board of directors since 1988. She served as the corporation's Assistant Secretary from April 1990 to April 1997 and as the corporation's Assistant Treasurer from January 1994 to April 1997. Ms. Druck is the President of Druck Realty,
                                   Inc. and is a realtor with Jack Gaughen Realty, Inc. located in Jacobus,
                                   Pennsylvania.

Barry A. Keller                    Mr. Keller, age 66, has been a member of the corporation's board of directors since 1986 and of the bank's board since 1977. He has served as the corporation's Vice Chairman since 1994 and as the bank's Chairman since 1994.
                                   He is a retired insurance broker/consultant, formerly with Keller-Brown
                                   Insurance Services located in Shrewsbury, Pennsylvania.

Donald H. Warner                   Mr. Warner, age 61, has been a member of the corporation's and the bank's board of directors since 1990. He has been a Vice President of the corporation since 1993. Mr. Warner is the President of Warner Services, Inc., a moving and storage company located in Red Lion, Pennsylvania.

CLASS C DIRECTORS (to serve until 2002)

D. Reed Anderson, Esq.             Mr. Anderson, age 57, has served as a member of the corporation's and the bank's board of directors since 1994. Mr. Anderson is an attorney-at-law with the firm of Stock and Leader, P.C. located in York, Pennsylvania.

MacGregor S. Jones                 Mr. Jones, age 54, has served as a member of the corporation's and the bank's board of directors since 1993. He served as the corporation's Assistant
                                   Secretary from January 1994 to April 1997. Mr. Jones is a retired automobile dealer.

Larry J. Miller                    Mr. Miller, age 48, has served as the corporation's President and Chief
                                   Executive Officer and a director since 1986 and as the bank's President and
                                   Chief Executive Officer and a director since 1981.

                            BENEFICIAL OWNERSHIP OF
                 CODORUS VALLEY BANCORP, INC.'S STOCK OWNED BY
                        PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of March 16, 2000, the name and address of each person who owns of record or who is known by the board of directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by such person, and the percentage of the corporation's outstanding common stock owned. The "beneficial owner" of a security includes any person who directly or indirectly has or shares: voting power, including the power to vote or to direct the voting of the security; and/or investment power, including the power to dispose or direct the disposition of the security.

                                                                                     AMOUNT AND
                                                                                     NATURE OF         PERCENTAGE OF
NAME AND ADDRESS                                                                BENEFICIAL OWNERSHIP       CLASS
----------------                                                                --------------------   -------------
PBT Company                                                                           241,992(1)           10.34%
PeoplesBank, A Codorus Valley Company
   Trust and Investment Services Division
Codorus Valley Corporate Center
105 Leader Heights Road
York, PA 17403

------------------
(1) 174,492 shares of common stock beneficially owned by the bank are held in its fiduciary capacity. The bank has sole voting and dispositive power over these shares of common stock. 41,409 shares of common stock beneficially owned by the bank are shares for which the bank exercises shared dispositive power. 4,583 shares of common stock beneficially owned by the bank are shares for which the bank exercises sole voting power. 21,508 shares of common stock beneficially owned by the bank are shares for which the bank exercises shared voting power and shared dispositive power. The bank intends to cast all shares under its control FOR the election of the nominees for Class A Director, FOR the approval and adoption of the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan, and FOR the ratification of Ernst & Young LLP, as the corporation's independent auditors.

                       [THIS SPACE INTENTIONALLY LEFT BLANK.]

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of March 16, 2000, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors, and nominees as a group. All shares are held individually unless otherwise indicated. The percentage of outstanding stock owned is less than 1%, unless otherwise indicated.

                                                                     AMOUNT AND
                                                                     NATURE OF
NAME OF INDIVIDUAL OR                                                BENEFICIAL          PERCENTAGE OF
IDENTITY OF GROUP                                                 OWNERSHIP (1)(2)           CLASS
---------------------                                             ----------------       -------------
D. Reed Anderson, Esq.                                                   2,430(3)               --
M. Carol Druck                                                           3,061(4)               --
MacGregor S. Jones                                                      15,638(5)               --
Barry A. Keller                                                         44,143(6)            1.89%
Rodney L. Krebs                                                         11,963(7)               --
Larry J. Miller                                                          9,967(8)               --
Dallas L. Smith                                                          4,752                  --
George A. Trout, D.D.S.                                                 53,593(9)            2.29%
Donald H. Warner                                                           974(10)              --
Harry R. Swift, Esq.                                                         0                  --
Jann Allen Weaver, CPA                                                     296(11)              --
All Officers and Directors as a Group
(9 Directors, 7 Officers, 11 persons in total)                         146,817(12)           6.27%

------------------
 (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 16, 2000. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest whole number.

 (2) Information furnished by the directors and the corporation.

 (3) Includes 1,645 shares held in Mr. Anderson's 401(k) plan.

 (4) Includes 2,015 shares held jointly with her spouse, and 430 shares held in trust for her grandchildren.

 (5) Includes 5,216 shares held in Mr. Jones' IRA, 7,823 shares held jointly with his spouse, and 1,966 shares held individually in his spouse's IRA.

 (6) Includes 2,862 shares held in Mr. Keller's IRA.

 (7) Includes 3,262 shares held in Mr. Krebs' IRA, and 6,790 held jointly with his spouse.

 (8) Includes 7,085 shares held jointly with his spouse, 220 shares held jointly with his mother, 576 shares held jointly with his daughter, 576 shares held jointly with his son, and 675 shares held in Mr. Miller's IRA.

 (9) Includes 5,933 shares held in Dr. Trout's Defined Benefit Pension Plan, 47,255 shares held in trust for his children, and 305 shares held jointly with his spouse.

(10) Includes 441 shares held in Mr. Warner's IRA.

(11) These shares are held jointly with his spouse.

(12) Includes 36,423 shares reported in Schedule 13-G of PBT Co. (4,863 shares are held for the benefit of MacGregor S. Jones, 21,508 shares are held for the benefit of Barry A. Keller and 10,052 shares are held for the benefit of Rodney L. Krebs).

                       PROPOSAL TO APPROVE AND ADOPT THE
                          CODORUS VALLEY BANCORP, INC.
                           2000 STOCK INCENTIVE PLAN

     On March 14, 2000, the board of directors adopted the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan, subject to approval by the shareholders at the annual meeting. The board of directors reserved 100,000 shares of common stock for issuance under the stock incentive plan subject to future adjustment for stock splits and stock dividends. The terms and effect of the stock incentive plan are summarized below. This summary highlights selected information from the stock incentive plan and may not contain all of the information that is important to an individual shareholder. To understand the stock incentive plan fully, and for more complete descriptions of the terms of the plan, you should carefully read the stock incentive plan that is attached to this proxy statement as Appendix "A". Appendix "A" is an integral part of this proxy statement.

     The purposes of the stock incentive plan are as follows:

     o to advance the corporation's and its subsidiaries' development, growth and financial condition by providing additional incentives to key officers and other employees by encouraging them to acquire stock ownership in the corporation;

     o to secure, retain and motivate personnel who may be responsible for the corporation's and its subsidiaries' operation and management; and

     o to encourage employees to contribute to enhanced corporate performance.

Term

     The stock incentive plan became effective on the date the board of directors adopted it, subject to shareholder approval and will remain effective until all awards under the plan either have lapsed, been exercised, satisfied or canceled. The board may amend, suspend, or terminate the plan at any time so long as the plan's amendment or termination does not alter or impair any rights or obligations under any previously granted award. No awards may be granted after the 10th anniversary of the plan's effective date, or March 14, 2010.

Administration

     The non-employee members of the board, as a committee, administer and interpret the stock incentive plan. The committee also determines which key officers and other corporation and subsidiary employees qualify for awards under the stock incentive plan and their associated terms and conditions. A person's eligibility to receive an award will not prevent him or her from participation in any other corporation or subsidiary incentive or benefit plan or program.

Awards

     The committee may issue awards under the stock incentive plan in the form of:

     o Qualified Options -- options to purchase stock intended to qualify for tax treatment as incentive stock options under Internal Revenue Code Sections 421 and 422; these options have specific tax benefits to recipients; or

     o Non-Qualified Options -- options to purchase stock not intended to qualify for tax treatment under Internal Revenue Code Sections 421 through 424; or

     o Stock Appreciation Rights -- rights that entitle its holder, upon exercise of the right, to receive from the issuer, in cash or common stock, an amount equal to the excess of the market value of the underlying common stock over the exercise price of the right; or

     o Restricted Stock -- stock that is restricted as to transferability and subject to forfeiture for a set period of time unless certain conditions are met.

     The non-employee members of the board, in their sole discretion, determine the awards and their terms and conditions. Generally, awards may be exercised in whole or in part. The corporation will use funds received from the exercise of awards for its general corporate purposes. The committee may permit the acceleration of any award's exercise terms when the situation warrants. However, the committee may impose other requirements and conditions consistent with the plan's objectives. In addition, the stock incentive plan provides for acceleration of the exercise terms of all outstanding awards if a change of control of the corporation occurs.

Federal Income Tax Consequences

     An employee who receives qualified options will not recognize taxable income on the grant or the exercise of the option. If the stock acquired by the exercise of a qualified option is held until the later of (i) 18 months from the award's grant date, and (ii) one year from the award's exercise date, any gain (or loss) recognized on the stock's sale or exchange will be treated as long-term capital gain (or loss), and the corporation will not receive any income tax deduction. If stock acquired by the exercise of a qualified option is sold or exchanged before the expiration of the required holding period, the employee recognizes ordinary income in the year the disposition occurred in an amount equal to the difference between the option price and the lesser of the stock's fair market value on the exercise date, or the selling price. In the event of a disqualifying disposition, the corporation is entitled to an income tax deduction in the year the disposition occurred in an amount equal to the amount of ordinary income the employee recognized.

     An employee who receives a non-qualified option will not recognize taxable income on the grant of the award. However, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The corporation is entitled to an income tax deduction in the year of exercise in an amount equal to the amount of income the employee recognized.

     An employee who receives a stock appreciation right will not recognize taxable income on the grant of the award. However, upon the exercise of the stock appreciation right, the employee will recognize ordinary income in an amount equal to the cash or the fair market value of the stock received. The corporation is entitled to an income tax deduction in the year the employee exercises the stock appreciation in an amount equal to the amount of income the employee recognized.

     An employee who receives restricted stock will not recognize taxable income on the grant of the award if the restricted stock is non-transferable and subject to a substantial risk of forfeiture. The employee will recognize taxable income the first time that the rights in the restricted stock are transferable, or are not subject to a substantial risk of forfeiture, whichever occurs earlier. The employee will recognize taxable income in an amount equal to the excess of the fair market value of the restricted stock at that time, over the amount paid for the restricted stock. However, an employee may elect to include in his or her taxable income for the tax year when the stock is deemed transferred to the employee, the excess of the fair market value of the restricted stock at the time of the award, over the amount paid for the restricted stock. The corporation is entitled to an income tax deduction, in an amount equal to the taxable income the employee recognized, for the corporation's taxable year in which the employee recognizes taxable income.

     This tax discussion is only a summary. The federal income tax consequences to any stock incentive plan recipient and to the corporation may vary from those described above, depending upon individual actions and circumstances.

     As of March 16, 2000, all executive officers and key employees were eligible to participate in the stock incentive plan. No awards have been made under the plan as of the date of this proxy statement. Future grants by the committee are not presently determinable, nor is it possible to predict the benefits that may be granted or allocated to particular individuals or groups for 2000 and beyond. Currently, the board of directors has no definite plans to issue any benefits under the stock incentive plan.

     The board of directors recommends a vote FOR the following resolution that will be presented at the annual meeting:

         RESOLVED, that the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan, the text of which is set forth in its entirety in Appendix "A" to the proxy statement for the 2000 Annual Meeting of Shareholders, is hereby approved, adopted, ratified and confirmed by the shareholders of the corporation.

     The affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is required to approve and adopt the Codorus Valley Bancorp, Inc. Stock Incentive Plan. The proxy holders will vote FOR the above resolution unless shareholders specify otherwise on their proxy cards.

     The Board of Directors recommends that shareholders vote FOR the proposal to approve and adopt the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from certain reporting persons that no Form 5 was required for that reporting person, the corporation believes that during the period from January 1, 1999 through December 31, 1999, its officers and directors were in compliance with all filing requirements applicable to them, with the exception of D. Reed Anderson who inadvertently filed one late Form 5 to report one transaction during 1999.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2001 Annual Meeting of Shareholders must deliver the proposal in writing to the Secretary of Codorus Valley Bancorp, Inc. at its principal executive offices, Codorus Valley Corporate Center, 105 Leader Heights Road, P. O. Box 2887, York, Pennsylvania 17405-2887, not later than Friday, December 8, 2000. If a shareholder proposal is submitted to the corporation after December 8, 2000, it is considered untimely; and, although the proposal may be considered at the annual meeting, it may not be included in the corporation's 2001 proxy statement. Any proposals should be addressed to the Secretary. Section 10.1 of the corporation's bylaws requires a shareholder to deliver a notice of nomination for election to the board of directors to the Secretary no later than 90 days in advance of the anniversary date of the preceding shareholders meeting. See page 15 for more information on nomination procedures and requirements.

                                  PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the S&P 500 Stock Index and the NASDAQ Bank Index for the period of 5 fiscal years commencing January 1, 1995 and ending December 31, 1999. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1994, in each of the corporation's common stock, the S&P 500 Stock Index and the NASDAQ Bank Index, and that all dividends were reinvested in such securities over the past 5 years, the cumulative total return on such investment would be $220.03, $350.26 and $268.77, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                    NASDAQ
                     Bank                                        S & P 500
                     Index               Codorus                   Index
                     Total                Valley                   Total
                    Return             Bancorp, Inc.              Return
                    ------             -------------             ---------
1994..........         100                   100                    100
1995..........      147.71                133.86                 137.45
1996..........         191                145.75                 168.92
1997..........      317.86                234.74                 225.21
1998..........      285.22                214.15                 289.43
1999..........      268.77                220.03                 350.26

                                   PROPOSALS

1. ELECTION OF 3 CLASS A DIRECTORS.

     The nominees for election are:

     o Rodney L. Krebs (director since 1988)

      o Dallas L. Smith (director since 1986)

      o George A. Trout, D.D.S. (director since 1986)

     Each has consented to serve a 3 year term. (See page 16 for more information.)

     If any director is unable to stand for re-election, the board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The board of directors has no reason to believe the 3 nominees for Class A Director will be unable to serve if elected.

     Cumulative voting rights do not exist with respect to the election of directors. The affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is necessary to elect the director candidates.

     The Board of Directors recommends that shareholders vote FOR the election of the 3 nominees as Class A Directors.

2. APPROVAL AND ADOPTION OF THE CODORUS VALLEY BANCORP, INC. 2000 STOCK INCENTIVE PLAN.

     The affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is necessary to approve and adopt the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan.

     The Board of Directors recommends that shareholders vote FOR the approval and adoption of the Codorus Valley Bancorp, Inc. 2000 Stock Incentive Plan.

3. RATIFICATION OF ERNST & YOUNG LLP, AS THE CORPORATION'S INDEPENDENT AUDITORS.

     The Audit Committee and the corporation's and the bank's board of directors believe that Ernst & Young's knowledge of the corporation and the bank is invaluable. Ernst & Young advised the corporation that none of its members has any financial interest in the corporation. Ernst & Young served as the corporation's independent auditors for the 1999 fiscal year. They assisted the corporation and the bank with the preparation of their federal and state tax returns and provided assistance in connection with regulatory matters, charging the bank for such services at its customary hourly billing rates. The corporation's and the bank's board of directors approved these non-audit services after due consideration of the auditors' objectivity and after finding them to be wholly independent.

     In the event that the shareholders do not ratify the selection of Ernst & Young LLP as the corporation's independent auditors for the 2000 fiscal year, the board of directors may choose another accounting firm to provide independent audit services for the 2000 fiscal year.

     The affirmative vote of a majority of the number of shares that constitutes a quorum for the transaction of business at the annual meeting is necessary to ratify Ernst & Young LLP as the corporation's independent auditors for 2000.

     The Board of Directors recommends that shareholders vote FOR the ratification of Ernst & Young LLP as the independent auditors of Codorus Valley Bancorp, Inc. for the year ending December 31, 2000.

                                 ANNUAL REPORT

     A copy of the corporation's annual report for its fiscal year ended December 31, 1999 is enclosed with this proxy statement. A representative of Ernst & Young LLP, the independent auditors who examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate shareholder questions concerning the annual report.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The board of directors knows of no business other than that referred to in the accompanying Notice of Annual Meeting of Shareholders that may be presented at the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in what they determine to be the corporation's best interests.

                             ADDITIONAL INFORMATION

     Upon written request of any shareholder, a copy of the corporation's annual report on Form 10-K for its fiscal year ended December 31, 1999, including the financial statements, schedules and exhibits, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, may be obtained, without charge by writing to Chief Financial Officer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887 or via the Internet at www.peoplesbanknet.com, select Codorus Valley Bancorp, Inc., then select the Securities and Exchange Commission link, or visit the SEC's website at www.sec.gov/edgarhp.htm.

                                  APPENDIX "A"

                          CODORUS VALLEY BANCORP, INC.
                           2000 STOCK INCENTIVE PLAN

                                                                    APPENDIX "A"

                          CODORUS VALLEY BANCORP, INC.
                           2000 STOCK INCENTIVE PLAN

1. Purpose.   The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Codorus Valley Bancorp, Inc. (the "Corporation") and each subsidiary thereof, as defined in
Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

2. Term.   The Plan shall become effective as of the date it is adopted by the
Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

3. Stock.   Shares of the Corporation's common stock, that may be issued under the Plan shall not exceed, in the aggregate, 100,000 shares of common stock, par value $2.50 per share ("the Stock") as may be adjusted pursuant to Section 19 hereof. Shares may be either authorized and unissued shares, or authorized shares, issued by and subsequently reacquired by the Corporation as treasury stock. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Corporation of any duty, or liability for the failure to issue or sell the Stock.

4. Administration.   The ability to control and manage the operation and
administration of the Plan shall be vested in a Committee of the Board comprised of all members of the Board who are disinterested outside Board members who shall not be eligible to receive grants under the Plan (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5. Awards.   Awards may be made under the Plan in the form of: (a) "Qualified
Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code, (c) Stock Appreciation Rights ("SARs"), or (d) "Restricted Stock". More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option or Stock Appreciation Right, as the case may be.

6. Eligibility.   Persons eligible to receive Awards shall be those key officers and other employees of the Corporation and each Subsidiary, as determined by the Committee. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or of its affiliates.

7. Qualified Options.   In addition to other applicable provisions of the Plan,
all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

         (a) The maximum number of shares of Stock that may be issued by options intended to be Qualified Options shall be 100,000 shares.

         (b) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

         (c) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

         (d) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the

     Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

         (e) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market value at the time the Qualified Option is awarded and shall not be less than the Stock's par value; and

         (f) Qualified Options may not be sold, transferred or assigned by the participant except by will or the laws of descent and distribution.

8. Non-Qualified Options.   In addition to other applicable provisions of the
Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

         (a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

         (b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

         (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and

         (d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable except as designated by the participant by Will and the laws of descent and distribution.

9. Stock Appreciation Rights.   In addition to other applicable provisions of
the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

         (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

         (b) Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Stock purchase price thereunder as may be determined by the Committee;

         (c) Upon exercise of any SAR, the participant shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

         (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

         (e) If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

         (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

10. Restricted Stock.   In addition to other applicable provisions of the Plan,
all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

         (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code, and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

         (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

         (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

      THIS CERTIFICATE AND THE SHARES OF STOCK HEREBY REPRESENTED ARE SUBJECT TO THE PROVISIONS OF CODORUS VALLEY BANCORP, INC.'S 2000 STOCK INCENTIVE PLAN AND A CERTAIN AGREEMENT ENTERED INTO BETWEEN THE HOLDER AND THE CORPORATION PURSUANT TO THE PLAN. THE RELEASE OF THIS CERTIFICATE AND THE SHARES OF STOCK HEREBY REPRESENTED FROM SUCH PROVISIONS SHALL OCCUR ONLY AS PROVIDED BY THE PLAN AND AGREEMENT, A COPY OF WHICH ARE ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION.

         Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Stock free of restrictions and without the legend shall be issued to the participant;

         (d) If a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's Last Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise.   Except as otherwise provided in the Plan, Awards may be
exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

     The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Stock subject to the participant's SAR shall be reduced by the number of shares of Stock acquired by the participant pursuant to the other connected Award.

     The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition:

         (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed;

         (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding awards shall immediately become and remain exercisable; or

         (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) then any and all Awards shall immediately become and remain exercisable.

12. Right of First Refusal.   Each written agreement for an Award may contain a
provision that requires as a condition to exercising a Qualified Option or a Non Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any shares of Stock obtained through the exercise of the Award to first offer such shares of Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Stock's fair market value as determined under paragraph

14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

13. Withholding.   When a participant exercises a stock option or Stock
Appreciation Right awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock. At the Committee's discretion, remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

14. Value.   Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

15. Amendment.   To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

     From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

         (a) At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

         (b) No Qualified Option, shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

16. Continued Employment.   Nothing in the Plan or any Award shall confer upon
any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

17. General Restrictions.   If the Committee or Board determines that it is
necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated in whole or in part unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

18. Rights.   Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

19. Adjustments.   In the event that the shares of common stock of the
Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

     If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

     The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     Fractional shares resulting from any adjustment in Awards pursuant to this
Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

     To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award that is so adjusted.

20. Forfeiture.   Notwithstanding anything to the contrary in this Plan, if the
Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

21. Indemnification.   In and with respect to the administration of the Plan,
the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

22. Taxes.   The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction thereover.

23. Miscellaneous.   (a) Any reference contained in this Plan to particular
section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

         (a) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

         (b) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                                  -----------
                                      END
                                  -----------

                          CODORUS VALLEY BANCORP, INC.
                                      PROXY
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Codorus Valley Bancorp, Inc. that the undersigned may be entitled to vote at the corporation's Annual Meeting of Shareholders to be held on Tuesday, May 16, 2000, at 9:00 a.m., Eastern Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, and at any adjournment or postponement of the meeting as follows:

1. ELECTION OF 3 CLASS A DIRECTORS TO SERVE FOR A 3 YEAR TERM.

Rodney L. Krebs                 Dallas L. Smith       George A. Trout, D.D.S.
[ ] FOR all nominees                                  [ ] WITHHOLD AUTHORITY
    listed above (except                                  to vote for all
    as marked to the contrary below)                      nominees listed above

          The Board of Directors recommends a vote FOR these nominees.

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)
--------------------------------------------------------------------------------
2. APPROVAL AND ADOPTION OF THE CODORUS VALLEY BANCORP, INC. 2000 STOCK INCENTIVE PLAN.

   [ ] FOR                       [ ] AGAINST                        [ ] ABSTAIN


           The Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------
3. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

   [ ] FOR                       [ ] AGAINST                        [ ] ABSTAIN


           The Board of Directors recommends a vote FOR this proposal.
--------------------------------------------------------------------------------
4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3.



Dated: ____________, 2000                            ___________________________
                                                                       Signature

Number of Shares Held of Record on
March 16, 2000                                       ___________________________
                                                                       Signature


THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDERS AND RETURNED PROMPTLY TO NORWEST BANK MINNESOTA, N.A. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                  [LETTERHEAD OF CODORUS VALLEY BANCORP, INC.]


                                         April 5, 2000

Dear Dividend Reinvestment and Stock Purchase Plan Participant:


     As a participant in Codorus Valley Bancorp, Inc.'s Dividend Reinvestment and Stock Purchase Plan, you are entitled to instruct the plan's administrator, Norwest Bank Minnesota, N.A., to vote the plan shares held on your behalf at Codorus Valley Bancorp, Inc.'s 2000 Annual Meeting of Shareholders. To instruct the plan administrator as to how you would like these shares voted at the annual meeting, please complete the enclosed Voting Instruction Card/Proxy and return it to Norwest Bank. At the annual meeting, if a participant executed and returned a Voting Instruction Card/Proxy, the plan administrator will vote the participant's whole and fractional interests credited to his or her account.

     The Board of Directors encloses a copy of Codorus Valley Bancorp, Inc.'s Notice of Annual Meeting and proxy statement in connection with the 2000 annual meeting of shareholders and a copy of Codorus Valley Bancorp, Inc.'s 1999 annual report to shareholders. Also enclosed is your Voting Instruction Card/Proxy which you should complete and promptly return to the plan administrator in the enclosed envelope.

     If you have any questions, please contact Norwest Bank's Shareowner Services at (800) 4689716 or the undersigned at (717) 747-1519 or (800) 646-1970.

                                         Sincerely,



                                         /s/ Larry J. Miller
                                         --------------------------------------
                                         Larry J. Miller, President
                                           and Chief Executive Officer

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                          VOTING INSTRUCTION CARD/PROXY
                          CODORUS VALLEY BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000



The undersigned hereby constitutes and appoints Norwest Bank Minnesota, N. A. proxy of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. that the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, holds on behalf of the undersigned and may be entitled to vote at Codorus Valley Bancorp, Inc.'s Annual Meeting of Shareholders to be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, on Tuesday, May 16, 2000 at 9:00 a.m., Eastern Time, and at any adjournment or postponement of the meeting as follows:

 1. LECTION OF 3 CLASS A DIRECTORS TO SERVE FOR A 3 YEAR TERM.

 Rodney L. Krebs                 Dallas L. Smith      George A. Trout, D.D.S.

   [ ] FOR all nominees                            [ ]  WITHHOLD AUTHORITY
       listed above (except                             to vote for all nominees
       as marked to the                                 listed above
       contrary below)

The Board of Directors recommends a vote FOR these nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

 2. APPROVAL AND ADOPTION OF THE CODORUS VALLEY BANCORP, INC. 2000 STOCK INCENTIVE PLAN.

 [ ] FOR                         [ ]  AGAINST              [ ] ABSTAIN

The Board of Directors recommends a vote FOR this proposal.


--------------------------------------------------------------------------------

 3. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

 [ ] FOR                         [ ]  AGAINST              [ ] ABSTAIN

   The Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------

 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS VOTING INSTRUCTION CARD/PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION CARD/PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3.

                                         Dated:               , 2000
                                               ---------------


                                         ---------------------------------------
                                         Signature(s) of Shareholders
                                         Plan Participant



                                         ---------------------------------------
                                         Signature(s) of Shareholders
                                         Plan Participant


Number of Shares Held of
Record on March 16, 2000

--------------------

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. THESE SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE RECORD HOLDER OF THE SHARES.


PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO NORWEST BANK MINNESOTA, N.A. IN THE RETURN ENVELOPE PROVIDED.